ADVANCED SERIES TRUST
AST High Yield Portfolio

Prospectus and Statement of Additional Information (SAI) dated May 1, 2009

Supplement dated January 6, 2010

William Gross is no longer a Portfolio Manager for AST High Yield Portfolio.  All references to William Gross are hereby deleted.  Andrew Jessop now serves as Portfolio Manager.

To reflect this change, the following changes will be incorporated into the Prospectus and SAI.

1.	The following is added to the section of the Prospectus under the heading, How the Fund is Managed – Portfolio Managers – AST High Yield Portfolio:

Mr. Jessop is an Executive Vice President of PIMCO.  He joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team.  Prior to joining PIMCO, Mr. Jessop was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent 12 years.  Mr. Jessop was previously a high yield portfolio manager at Saudi International Bank in London.  He has 22 years of investment experience and is a graduate of Queens' College, Cambridge University.

2.
The section of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts & Fund Ownership” is hereby revised by including the following information pertaining to Mr. Jessop in the table entitled “Portfolio Managers:  Information About Other Accounts:”

Portfolio Managers:  Information About Other Accounts
Portfolio Manager	Registered Investment Companies/Total Assets (‘000s)	Other Pooled Investment Vehicles/Total Assets (‘000s)	Other Accounts/Total Assets (‘000s)	Fund Ownership
Andrew Jessop	None	None	None	None

Information in the table is provided as of November 30, 2009.

ASTSUP9